SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2003



                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     001-31258               13-3880755
  (State or Other Jurisdiction        Commission File           (IRS Employer
        of Incorporation)                 Number)            Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                              22030-2801
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200




Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.     Description

     99.1 Press Release, dated October 29, 2003, announcing the Company's financial results for the third quarter ended September 30, 2003.

     99.2 Reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures.


Item 12.    Results of Operations and Financial Condition.

On October 29, 2003, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's financial results for the third quarter ended September 30, 2003, and the schedule for a conference call and webcast on the same date.

A copy of the Company's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by the Company during its earnings conference call to the most directly comparable GAAP financial measures and is incorporated by reference herein.

The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 12 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANTEON INTERNATIONAL CORPORATION

Date: October 29, 2003                     /s/    Curtis L. Schehr
-----------------------                   --------------------------------------
                                           Curtis L. Schehr
                                           Senior Vice President,
                                           General Counsel and Secretary






                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description

     99.1 Press Release, dated October 29, 2003, announcing the Company's financial results for the third quarter ended September 30, 2003.

     99.2 Reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                                                   Exhibit 99.1

NEWS




FOR IMMEDIATE RELEASE





                                           Contacts:

                                                        Investors
                                                        Noreen Centracchio
                                                        (703) 246-0380
                                                        ncentracchio@anteon.com


                                                        Media
                                                        Tom Howell
                                                        (703) 246-0525
                                                        thowell@anteon.com

                    ANTEON REPORTS RECORD 3RD QUARTER RESULTS


    Total revenue growth over 30%; Organic revenue growth over 14%; Pro forma diluted EPS growth of 45% yields $0.32


FAIRFAX, VA, October 29, 2003 - Anteon International Corporation (NYSE: ANT), a leading information technology and systems engineering and integration company, announced today its operating results for the three and nine months ended September 30, 2003. Organic revenue growth was 14.5% for the third quarter and 17.7% for the nine months ended September 30, 2003. Pro forma fully diluted EPS of $0.32 increased 45.5% from the third quarter of last year. Revenue and EPS growth was due to continued strong performance in intelligence systems; training, modeling and simulation; and weapons systems support. In addition, the Company provided guidance for the fourth quarter of 2003 and raised full year guidance.

Financial Results

     Revenues for the third quarter of 2003 increased 30.2% to $279.1 million from $214.3 million for the comparable period in 2002 and included $33.7 million in revenues from Information Spectrum, Inc. ("ISI"). Anteon completed the ISI acquisition on May 23, 2003. For the nine months ended September 30, 2003, Anteon's revenues increased 25.1% to $761.8 million from $608.9 million for the comparable period in 2002. Operating income for the third quarter of 2003 increased 37.2% to $22.7 million from $16.5 million for the comparable period in 2002. For the nine months ended September 30, 2003, operating income increased 29.4% to $60.9 million compared to $47.1 million for the comparable period in 2002. Net income for the third quarter of 2003 increased 34.0% to $10.9 million from $8.2 million for the comparable period in 2002. Earnings per share for the third quarter was $0.30 on a fully diluted basis, including $798,000, or $0.02 per share, of non-recurring expenses associated with an underwritten offering of common stock by certain Company shareholders, up from earnings per share of $0.22 on a fully diluted basis for the comparable period in 2002. The offering expenses were reimbursed to the Company by certain selling shareholders with no resulting cash impact. Net income for the nine months ended September 30, 2003 increased 70.3% to $30.3 million yielding earnings per share of $0.82 on a fully diluted basis, from $17.8 million and $0.53, respectively, compared to the same period in 2002. Earnings before interest, taxes, depreciation and amortization (EBITDA) for the third quarter of 2003 increased 35.5 % to $24.6 million from $18.1 million for the comparable period in 2002. EBITDA for the nine months ended September 30, 2003 increased 25.4% to $65.6 million from $52.3 million for the comparable period in 2002.

     Cash flow from operations for the third quarter was $17.1 million, and days sales outstanding at quarter end was 67 days. For the nine months ended September 30, 2003, operating cash flow was $40.8 million or 1.3 times net income.

     A reconciliation between certain non-GAAP financial measures and reported financial results is provided as an attachment to this press release.


New Business

     Anteon generated more than $464 million of new business orders during the third quarter of 2003 bringing the nine month year-to-date total to $1.3 billion. The Company had $3.3 billion in proposals under evaluation by customers at September 30, 2003 compared to $1.3 billion in proposals under evaluation at June 30, 2003. Anteon was awarded U.S. Government contracts and task orders during this quarter to provide a wide range of information technology and systems engineering and integration services, primarily in support of U.S. military worldwide operations and transformation programs. New orders included:

          o A contract with an estimated value of $150 million to provide the U.S. Navy a range of training support services, employing the latest advances in technology. o $40 million in contracts and tasks in support of our customers' intelligence requirements.

          o A $49 million contract to provide services in support of the U.S. Air Force laser hardened materials technology program.

          o A $40 million contract to develop and operate enterprise data centers to support the U.S. Army Reserve Command transformation program.

          o A $38 million contract to provide a broad range of information technology services to support the Office of the Assistant Secretary of Defense for Public Affairs.

          o A $26 million contract to support modernization and installation of Undersea Warfare Systems for the U.S. Navy.

          o A $26 million contract to provide services for U.S. Air Force advanced modeling techniques, material studies, and sensors for weapons systems applications.


CEO Comments

     "This quarter, like Anteon's preceding quarters, has been one of robust growth", said Joseph M. Kampf, President and Chief Executive Officer of Anteon. "Our year-to-date 2003 organic growth rate of 17.7% results from our superior positioning and the federal government's budget strength in our core business areas. We are clearly demonstrating Anteon's ability to gain market share in a large and growing marketplace. Our strong cash flow in the third quarter enabled us to further reduce the Company's debt, and our days sales outstanding improved for the fourth consecutive quarter. Anteon continues to be extremely well positioned on a number of strategic fronts, supporting our confidence in our ability to maintain our target growth rates going forward."

Company Guidance

     The table below summarizes guidance for the fourth quarter 2003 and increases previously provided full-year 2003 guidance.

                            Financial Guidance
        (Dollars and shares in millions, except per share amounts)

                                    Q4 2003                  Full Year 2003
                                   ----------              -----------------

  Revenues                         $285-$290                $1,047-$1,052
  Weighted Average Shares
  Outstanding                        37.3                       36.9

  Tax Rate                           39%                        39%
  Diluted Earnings Per
  Common Share                Meet or exceed $0.32       Meet or exceed
                                                         $1.15 (or $1.17
                                                         pro forma, excluding
                                                         the effect of
                                                         underwritten offering
                                                         expenses)


Conference Call

     Anteon has scheduled a conference call for 10:00 a.m. Eastern Standard Time TODAY, October 29, 2003, during which senior management will discuss third quarter results and respond to questions. The conference call will be Webcast (listen only) via Anteon's website at www.anteon.com. A telephone replay of the call also will be available beginning at 1:00 p.m. Eastern Standard Time on October 29, 2003, until midnight November 5, 2003. To access the replay, call (800) 642-1687 (U.S.) or (706) 645-9291
     (International). The confirmation code for access to the replay is 3098327. A replay also will be available on Anteon's website shortly after the conclusion of the call.



About Anteon

     Anteon, headquartered in Fairfax, Virginia, is a leading information technology and engineering solutions company providing support to the federal government and international sectors. For over 27 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. For 2002, Anteon reported revenues of $826 million with a year-end personnel strength of approximately 5,900 employees. The Company acquired Information Spectrum, Inc. in May 2003 and currently has approximately 7,400 employees in more than 100 offices worldwide. Anteon frequently ranks among the top information technology integrators based on independent surveys, and was recently named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report (2003). For more information, visit www.anteon.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

     The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward- looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time. The Company does not currently intend, however, to update the guidance provided today prior to its next earnings release.

                                      # # #




                                                 ANTEON INTERNATIONAL CORPORATION
                                         UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        for the three months ended June 30, 2002 and 2003
                                                   ($ in thousands, except EPS)


                                                                   Three Months                 Three Months
                                                                       Ended                       Ended                 Percentage
                                                                  September 2003               September 2002              Change
                                                                 ------------------          -------------------


Revenues                                                      $            279,080        $             214,314              30.2%

   Cost of Revenues                                                        240,689                      184,585              30.4%
   General and Administrative Expenses                                      14,969                       12,704              17.8%
   Amortization of Intangible Assets                                           723                          476              51.8%
                                                                 ------------------          -------------------
Operating Income                                                            22,699                       16,549              37.2%

   Other Income                                                                 --                           57                N/A
   Secondary Expense                                                           798                           --                N/A
   Interest Expense                                                          3,831                        3,223              18.9%
   Minority Interest                                                          (18)                            5                --%
                                                                 ------------------          -------------------
Pretax Income                                                               18,052                       13,388              34.8%
   Income Tax                                                                7,109                        5,222              36.1%
                                                                 ------------------          -------------------
                                                                 ------------------          -------------------
Net income                                                    $             10,943        $               8,166              34.0%
                                                                 ==================          ===================
   EBITDA                                                                   24,561                       18,128              35.5%
   Cash flow from Operations                                                17,054                     (13,101)

   Basic Shares                                                             34,970                       34,184               2.3%
   Diluted Shares                                                           37,084                       36,555               1.4%
   EPS, Basic                                                 $               0.31        $                0.24              29.2%
   EPS, Diluted                                               $               0.30        $                0.22              36.4%

Pro Forma EPS (including Secondary Offering Costs)            $               0.34        $                0.24              41.7%
   Pro forma EPS, Basic                                       $               0.32        $                0.22              45.5%
   Pro Forma EPS, Diluted






                                                 ANTEON INTERNATIONAL CORPORATION
                                         UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                      for the nine months ended September 30, 2002 and 2003
                                                   ($ in thousands, except EPS)


                                                                 Nine Months Ended           Nine Months Ended        Percentage
                                                                                                                        Change
                                                                  September 2003               September 2002
                                                                 ------------------          -------------------


Revenues                                                      $            761,764        $             608,880              25.1%

    Cost of Revenues                                                       656,695                      526,278              24.8%
    General and Administrative Expenses                                     42,388                       34,085              24.4%
    Amortization of Intangible Assets                                        1,763                        1,430              23.3%
                                                                 ------------------          -------------------
Operating Income                                                            60,918                       47,087              29.4%

    Other Income                                                                --                          417                N/A
    Secondary Offering Expense                                                 798                           --
    Interest Expense                                                        10,384                       18,306            (43.3%)
    Minority Interest                                                         (50)                          (3)                --%
                                                                 ------------------          -------------------
    Pretax Income                                                           49,686                       29,195              70.2%
Income Tax                                                                  19,359                       11,386              70.0%
                                                                 ------------------          -------------------
                                                                 ------------------          -------------------
Net income                                                    $             30,327        $              17,809              70.3%
                                                                 ==================          ===================
    EBITDA                                                                  65,617                       52,307              25.4%
    Cash flow from Operations                                               40,826                     (15,101)

    Basic Shares                                                            34,710                       31,430              10.4%
    Diluted Shares                                                          36,816                       33,915               8.6%
    EPS, Basic                                                $               0.87        $                0.57              52.6%
    EPS, Diluted                                              $               0.82        $                0.53              54.7%

Pro Forma EPS (including Secondary Offering Costs)
    Pro Forma EPS, Basic                                      $               0.90        $                0.57              57.9%
    Pro Forma EPS, Diluted                                    $               0.85        $                0.53              60.4%






                                                   ANTEON INTERNATIONAL CORPORATION
                                                      CONSOLIDATED BALANCE SHEETS
                                                           ($ in thousands)

                                                             September 30, 2003             December 31, 2002
                                                                 (Unaudited)
ASSETS
    Cash and cash equivalents                               $          2,724                 $        4,266
    Accounts receivable, net                                         207,228                        189,059
    Other current assets                                              16,663                         15,071

    Property and equipment, net                                       12,424                          9,992
    Goodwill, net                                                    212,693                        138,619
    Intangible and other assets, net                                  10,027                          7,685
Total assets                                                $        461,759                 $      364,692

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable/accrued expenses and other current
      liabilities                                           $        126,619                 $      116,007
    Indebtedness                                                     153,251                        105,701
    Deferred revenue                                                   5,160                          5,701
    Other long-term liabilities                                        9,123                          8,298
Total liabilities                                                    294,154                        235,707

Minority interest in subsidiaries                                        206                            156
Stockholders' equity                                                 167,399                        128,829
Total liabilities and stockholders' equity                  $        461,759                 $      364,692





                                                                 RECONCILIATION BETWEEN PRO FORMA EPS AND REPORTED EPS
                                                                                   ($ in thousands)

                                                                                         2003
                                                 -----------------------------------------------------------------------------------
                                                       Q1                    Q2                  Q3                    YTD Q3
                                                 ----------------     -----------------    ----------------    ---------------------

Net Income                                              9,075               10,309              10,943                  30,327

Basic Shares                                           34,460               34,694              34,970                  34,710
Diluted Shares                                         36,630               36,730              37,084                  36,816

Reported Basic EPS                                       0.26                 0.30                0.31                    0.87
Reported Diluted EPS                                     0.25                 0.28                0.30                    0.82

Add: Secondary Offering Expenses                           --                   --                 798                     798
Pro Forma Net Income                                    9,075               10,309              11,741                  31,125

Basic Shares                                           34,460               34,694              34,970                  34,710
Diluted Shares                                         36,630               36,730              37,084                  36,816

Pro Forma Basic EPS                                      0.26                 0.30                0.34                    0.90
Pro Forma Diluted EPS                                    0.25                 0.28                0.32                    0.85






                                                                   RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                                                 ($ in thousands)
                                                                                                                         12 Months
                                                       2002                                         2003                   Ended
                                ----------------------------------------------  ---------------------------------------------------
                                     Q1        Q2      Q3    Q3 YTD     Q4         Q1       Q2        Q3    YTD Q3       Q3 2003
                                ----------------------------------------------  ---------------------------------------------------
Net Income                        4,134     5,509   8,166    17,809    8,635      9,075   10,309    10,943    30,327      38,962

Secondary Offering Expenses          --        --      --        --       --         --       --       798       798         798
Provision for income taxes        2,646     3,518   5,221    11,386    5,338      5,688    6,562     7,109    19,359      24,697
Interest expense, net of
interest income                   7,734     7,349   3,224    18,306    3,320      3,191    3,363     3,830    10,384      13,704
Amortization                        477       477     477     1,430      477        477      563       723     1,763       2,240
Depreciation                      1,215     1,121   1,040     3,376      917        892      936     1,158     2,986       3,903
                                --------  -------- ------- --------- --------   -------- -------- --------- ---------  ----------
EBITDA (1)                       16,205    17,974  18,128    52,307   18,687     19,323   21,733    24,561    65,617      84,303

(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization, net interest expense and secondary offering expenses. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.


     RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                ($ in thousands)


                                          Q3                     YTD Q3
                                     -----------------        ----------------

2002 Revenue                                214,314               608,880
2003 Revenue                                279,079               761,764
Total Revenue Growth over 2002                30.2%                 25.1%

Less: 2003 ISI Revenue                       33,724                45,312
Adjusted Total 2003 Revenue                 245,355               716,452
Organic Revenue Growth over 2002              14.5%                 17.7%

                                                               Exhibit 99.2







                                                                 RECONCILIATION BETWEEN PRO FORMA EPS AND REPORTED EPS
                                                                                   ($ in thousands)

                                                                                         2003
                                                       Q1                    Q2                  Q3                    YTD Q3
Net Income                                                 9,075               10,309              10,943              30,327

Basic Shares                                              34,460               34,694              34,970              34,710
Diluted Shares                                            36,630               36,730              37,084              36,816

Reported Basic EPS                                          0.26                 0.30                0.31                0.87
Reported Diluted EPS                                        0.25                 0.28                0.30                0.82

Add: Secondary Offering Expenses                              --                   --                 798                 798
Pro Forma Net Income                                       9,075               10,309              11,741              31,125

Basic Shares                                              34,460               34,694              34,970              34,710
Diluted Shares                                            36,630               36,730              37,084              36,816

Pro Forma Basic EPS                                         0.26                 0.30                0.34                0.90
Pro Forma Diluted EPS                                       0.25                 0.28                0.32                0.85






                                                                   RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                                                 ($ in thousands)
                                                                                                                          12 Months
                                                        2002                                             2003               Ended
                               ------------------------------------------------   -------------------------------------------------
                                   Q1         Q2        Q3    Q3 YTD        Q4          Q1        Q2        Q3   YTD Q3     Q3 2003
Net Income                      4,134      5,509     8,166    17,809     8,635       9,075    10,309    10,943   30,327      38,962

Secondary Offering Expenses        --         --        --        --        --          --        --       798      798         798
Provision for income taxes      2,646      3,518     5,221    11,386     5,338       5,688     6,562     7,109   19,359      24,697
Interest expense, net of
interest income                 7,734      7,349     3,224    18,306     3,320       3,191     3,363     3,830   10,384      13,704
Amortization                      477        477       477     1,430       477         477       563       723    1,763       2,240
Depreciation                    1,215      1,121     1,040     3,376       917         892       936     1,158    2,986       3,903
                               -------   --------   -------  --------- --------   --------   -------- --------- ---------  ---------
EBITDA (1)                     16,205     17,974    18,128    52,307    18,687      19,323    21,733    24,561   65,617      84,303

(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization, net interest expense and secondary offering expenses. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.


RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                                    ($ in thousands)


                                                     Q3              YTD Q3
                                              ----------------    --------------
2002 Revenue                                     214,314                608,880
2003 Revenue                                     279,079                761,764
Total Revenue Growth over 2002                     30.2%                  25.1%

Less: 2003 ISI Revenue                            33,724                 45,312
Adjusted Total 2003 Revenue                      245,355                716,452
Organic Revenue Growth over 2002                   14.5%                  17.7%

                             NET DEBT RECONCILIATION
                                ($ in thousands)


   Net Debt                                 Q3 2003                Q2 2003
                                    ---------------------   --------------------

   Revolving Credit Facility           $       57,400          $       76,400
   Term Loan                                  18,352                   19,302
   Subordinated Notes Payable                  2,500                    2,500
   Senior Subordinated Notes                  75,000                   75,000
                                    ---------------------   --------------------
   Total:                                    153,252                  173,202

   Less: Cash                                  2,724                    3,829
                                    ---------------------   --------------------
   Net Debt                            $     150,528           $      169,373
                                    =====================   ====================